OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                      Supplement dated June 29, 2000 to the
                       Prospectus dated December 22, 1999

The Prospectus is changed as follows:

1.    The supplement dated April 11, 2000 is replaced with this supplement.

2. Effective April 1, 2000, the Manager withdrew its voluntary undertaking to limit its management fees to a maximum annual rate of 0.40%. Accordingly, the last three sentences in the paragraph under the table entitled "Annual Fund Operating Expenses" on page 6 are removed.

3. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 18 is revised to read as follows:

      The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more (other than by retirement plans, which are not permitted in the Fund).












June 30, 2000                                                     PS0725.015